EXHIBIT 10.1

NOTE PURCHASE AGREEMENT

NEITHER THE CONVERTIBLE SUBORDINATED NOTE (THE “NOTE”) NOR THE SHARES OF COMMON STOCK INTO WHICH THE PRINCIPAL AND INTEREST SHALL BE CONVERTED THEREUNDER (THE “CONVERSION SHARES”), BOTH OF WHICH ARE REFERRED TO HEREIN, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR UNDER ANY STATE SECURITIES (“BLUE SKY”) LAWS. THE SECURITIES ARE BEING OFFERED AND SOLD UNDER THE EXEMPTION PROVIDED BY SECTION 4(2) OF THE 1933 ACT, AND/OR PURSUANT TO RULE 505 OR 506 PROMULGATED THEREUNDER. A PURCHASER OF THE SECURITIES OFFERED HEREIN MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT, AND THEREFORE CANNOT BE SOLD UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE ACT. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SECURITIES UNDER THE 1933 ACT.

This NOTE PURCHASE AGREEMENT (“Agreement”) is made this ____ day of August 2023 by and between Odyssey Health, Inc. f/k/a Odyssey Group International, Inc., a Nevada corporation (the "Company"), and the undersigned purchaser ("Purchaser").

In consideration of the mutual covenants and representations herein set forth, the Company and Purchaser agree as follows:

1.	Purchase and Sale of Securities.

a.              The Convertible Note. Subject to the terms and conditions of (i) this Agreement, (ii) the note, in substantially the form attached hereto as Exhibit A (the “Note”), the terms of which are incorporated herein by reference, (iii) and compliance with applicable federal and state securities laws, the Company hereby agrees to sell to Purchaser and Purchaser agrees to purchase from the Company convertible securities for the face amount of ____________ ($_________), (with respect to each investor, the “Loan Amount”) which shall be convertible into shares of the Company’s $0.001 par value common stock (the “Stock”) as set forth in Paragraph 2 of the Note.

b.              Issuance of Warrants. As additional consideration for the Purchasers to participate in the financing, each Purchaser also will receive from the Company a Common Stock Purchase Warrant in substantially the form attached hereto as Exhibit B (each, a “Warrant”, and, collectively, the “Warrants”), which Warrant will permit each investor to acquire a number of shares of common stock of the Company Spinout (“Spinco”) equal to two hundred percent (200%) of such investor’s original face amount of the loan divided by the IPO price of the Spinco. This Spinco warrant will be a cash-only warrant for exercise. This Spinco warrant will issue on the date of the setting of the price of the IPO of the Spinco. Each Purchaser hereby agrees and covenants that it shall be bound by the terms of the Warrant delivered to such Purchaser, including, without limitation, the requirement to become a party to the Company’s then current Lock up Leak out Agreement required by an underwriter, regardless of such agreement’s title, as a condition to the Purchaser’s exercise of the Warrant.

c.              The Company and the Purchasers, having adverse interests and as a result of arm’s length bargaining, agree that: (i) neither the Purchaser nor any affiliated company has rendered any services to the Company in connection with this Agreement; (ii) the Warrants are not being issued as compensation; and (iii) all tax returns and other information of each party relative to this Agreement and the Notes and Warrants issued pursuant hereto shall consistently reflect the matters agreed to in (i) and (ii) above.

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2.	The Closing

a.              Closing Date. The first closing of the purchase and sale of the Notes and Warrants (the “First Closing”) shall be held on or before August __, 2023, or at such other time as the Company may determine in its sole discretion. (the “Closing”).

b.              Purchaser’s Delivery. At or before any Closing, a Purchaser that is acquiring a Note and Warrant at such Closing, must deliver to the Company:

i.           a counterpart signature page of this Agreement, duly executed by such Purchaser;

ii.         a completed Purchaser Questionnaire in substantially the form attached hereto as Exhibit C, duly executed by such Purchaser;

iii.        a cashier’s check or wire of immediately available funds in the amount of such Purchaser’s Loan Amount; and

c.              Borrower’s Delivery. At or promptly following a Closing, the Company shall deliver to each Purchaser that is acquiring a Note and Warrant at such Closing, the following in consideration for the Company’s receipt of the items listed in Section 2.2(b):

i.          such Purchaser’s counterpart signature page of this Agreement, duly countersigned by the Company;

ii.         the Note to be issued to such Purchaser at such Closing, duly executed by the Company;

iii.        the Warrant to be issued to such Purchaser at such Closing, duly executed by the Company.

3.             Legends. All certificates representing the Conversion Shares shall have endorsed thereon the following legend:

(a)            “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE MORTGAGED, HYPOTHECTED, OR OTHERWISE TRANSFERRED WITIIOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”

(b)           Any legend required to be placed thereon under applicable state securities laws.

4.	Purchaser's Representations and Warranties.

4.1          Purchaser's Individual Representations and Warranties. In connection with his purchase of the Note and the Conversion Shares, the Purchaser hereby represents and warrants to the Company as follows:

(a)            Illiquidity. The Purchaser is aware of the illiquidity of the investment and is capable of making an illiquid investment. The Purchaser has adequate means of providing for current economic needs and possible personal contingencies and has no need for liquidity of this investment.

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(b)           Accredited Purchaser Statement. Purchaser is an accredited investor (“accredited investor”) as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the 1933 Act, and Purchaser has completed the attached Accredited Purchaser Statement and has completely and correctly answered all the questions therein. Purchaser will provide the Company with such financial and other information concerning me so that the Company may determine whether Purchaser meets applicable investment suitability standards. All such information that Purchaser provides will be complete and accurate.

(c)            Financially Experienced. The Purchaser has substantial experience in evaluating and investing in private placement transactions so as to enable the Purchaser to utilize the information made available to the Purchaser in connection with the offering of the Securities to evaluate the merits and risks of an investment in the Company. The Purchaser, by reason of the Purchaser’s own business and financial experience or by reason of the business and financial experience of the Purchaser’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect the Purchaser’s own interests in connection with the purchase of the Securities hereunder.

(d)            Authority. The Purchaser represents that (i) the Purchaser is at least twenty-one (21) years of age (if Purchaser is an individual); (ii) the Purchaser was duly formed in accordance with the laws of its jurisdiction of formation and is in good standing in such jurisdiction (if the Purchaser is an entity); and (iii) the Purchaser has full capacity, power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof.

(e)            No Broker. No broker or finder has acted for the Purchaser in connection with his, her or its purchase of the Securities and no broker or finder is entitled to any broker’s or finder’s fees or other commissions in connection therewith based on agreements between the Purchaser and any broker or finder.

(f)             Investment Intent. The Purchaser is purchasing the Note and the Conversion Shares solely for his own account for investment and not with a view to or for sale in connection with any distribution of the Note or the Conversion Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Note, the Conversion Shares, or any portion thereof in any transaction other than a transaction exempt from registration under the 1933 Act. The Purchaser also represents that the entire legal and beneficial interest of the Note and the Conversion Shares is being purchased, and will be held, for the Purchaser's account only, and neither in whole or in part for any other person.

(g)            Residence. The Purchaser's principal residence is within the State of _______ and is located at the address indicated beneath the Purchaser's signature below.

(h)           Information Concerning the Company. The Purchaser has heretofore discussed the Company and its plans, operations and financial condition with the Company's officers and has heretofore received all such information as the Purchaser has deemed necessary and appropriate to enable the Purchaser to evaluate the financial risk inherent in making an investment in the Note and the Conversion Shares, and the Purchaser has received satisfactory and complete information, and including the receipt of the Company’s business plan with projected financial statements. No person is authorized to give any information or to make any representations in connection with this offering except such information as is contained in the Memorandum. Only information or representations contained in the Memorandum may be relied upon as having been authorized.

(i)             Economic Risk. The Purchaser realizes that the purchase of the Note and the Conversion Shares will be a highly speculative investment and involves a high degree of risk, and the Purchaser is able, without impairing his financial condition, to hold the Conversion Shares for an indefinite period of time and to suffer a complete loss on the Purchaser's investment. Purchaser has carefully reviewed the Memorandum, is fully aware of the risks disclosed therein, and makes this investment in the Note and Conversion Shares after fully weighing such risks.

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(j)             Restricted Securities. The Purchaser understands and acknowledges that:

(i) The sale of the Note and the Conversion Shares has not been registered under the 1933 Act, and the Note and the Conversion Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available, and the Company is under no obligation to register the Note or the Conversion Shares;

(ii) the Note and shares certificate representing the Conversion Shares will be stamped with the legends specified in paragraph 2(a) above; and

(iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

(h)            Limitations on Disposition. Without in any way limiting his representations set forth above, the Purchaser further agrees that he shall in no event make any disposition of all or any portion of the Note or the Conversion Shares unless and until:

(i) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(ii) (A) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) the Purchaser shall have furnished the Company with an opinion of the Purchaser's counsel to the effect that such disposition will not require registration of such shares under the 1933 Act, and (C) counsel for the Company shall concur with the opinion of Purchaser’s counsel, and (D) the Company shall have advised the Purchaser of such concurrence; and

(iii) the Purchaser has complied with the rights of first refusal set forth in paragraph 2 hereof.

(i)            Valuation of Common Stock. The Purchaser understands that the Stock has been valued by the Board of Directors of the Company, and the Company believes this valuation, which is the basis for determining the number of Conversion Shares into which principal and interest will be converted under the terms of the Note, represents a fair attempt at reaching an accurate appraisal of its worth. The Purchaser understands, however, that the Company can give no assurances that such price is in fact the fair market value of the Stock and that it is possible that, with the benefit of hindsight, the Internal Revenue Service would successfully assert that the value of the common stock on the date of purchase is substantially greater than so determined.

If the Internal Revenue Service were to succeed in a tax determination that the Stock received had value greater than that upon which the transaction was based, the additional value could constitute ordinary income to the Purchaser as of the date of its receipt. The additional taxes (and interest) due would be payable by the Purchaser, and there is no provision for the Company to reimburse the Purchaser for that tax liability, and the Purchaser assumes all responsibility for such potential tax liability.

(j)             Short Sale Restriction. Purchaser, Purchaser’s officers, directors, agents, affiliates, parents, or subsidiaries, shall not directly or indirectly enter, or cause to enter, into a short sale of the equity securities of the Borrower.

(k)            The representations and warranties contained in this Paragraph are true and complete as of the date hereof and shall survive the execution and delivery of this Agreement or any termination thereof. If any circumstances arise that may cause any such representation or warranty to become false, incomplete or in any way misleading, the Purchaser shall promptly give written notice to the Company specifying therein the affected representation or warranty.

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4.2.          Nature of Investment.

(a)            Disclosure. The Purchaser has reviewed (i) the Company’s public filings including all Form 10-Ks, Form 10-Qs, and Form 8-Ks, a copy of which is available through the Securities and Exchange Commission; (ii) the Company’s Articles of Incorporation, a copy of which available through the Securities and Exchange Commission; (iii) the Company’s Bylaws, a copy of which available through the Securities and Exchange Commission; (iv) the form of Note; (v) the form of Warrant; and (vi) this Agreement, including, without limitation, the risk factors set forth in the public filings. The Purchaser acknowledges that the Purchaser has been given full access and opportunity to ask questions of management of the Company, and that the Purchaser has in fact taken full advantage, to the Purchaser’s complete satisfaction, of such access and opportunity. The Purchaser believes the Purchaser has received all of the information the Purchaser considers necessary or appropriate for deciding whether to purchase the Securities. The Purchaser further acknowledges that the Company has made available to the Purchaser the opportunity to conduct adequate due diligence of the Company with respect to the activities of the Company, its history, organization, present and proposed operations, prospects and risks, as well as statements made in this Agreement.

(b)            No SEC Registration. The Purchaser has been advised and understands that this Offering has not been registered with, or reviewed by, the Securities and Exchange Commission (the “SEC”) because this Offering is intended to be a non-public offering pursuant to Section 4(2) of the Securities Act, and Regulation D promulgated thereunder.

(c)            Restrictions on Transfer. The Purchaser understands and agrees that the sale, pledge, hypothecation or transfer (for the purposes of this Agreement, collectively, “transfer”) of any of the Securities, or any part thereof, is subject to the provisions of the Securities Act restricting transfers, unless the Securities or such part thereof are registered under the Securities Act and applicable state securities laws or are exempt from the registration requirements thereof. In addition, the Purchaser understands that this Agreement and the other Transaction Documents impose certain restrictions on the right of the Purchaser to transfer the Securities. Legends (in the form set forth herein) shall be placed on the certificates evidencing the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and are subject to certain transfer restrictions and appropriate notations thereof will be made in the Company’s books and records.

(d)            Investment Intent. The Purchaser’s investment in the Securities is being made for the Purchaser’s own account, for investment purposes only and not with a view to a distribution or resale to others.

(e)            No State Review. The Purchaser understands that no securities administrator of any state has made any finding or determination relating to the fairness of this Offering and that no securities administrator or commission of any state has recommended or endorsed, or will recommend or endorse, the offering of any of the Securities.

4.3.          Reliance.

(a)            Limited Representations. The Company has made available to Purchaser the opportunity to ask questions of and receive answers from the Company with respect to the activities, prospects, and risks of the Company, as well as the statements made in the public filings and this Agreement. In the Purchaser’s judgment, this Agreement contains all information to the extent material for an understanding of the business of the Company and for the Purchaser to make an investment decision with respect to the Securities. The Purchaser hereby represents that, except as set forth in this Agreement, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and, in entering into the transaction contemplated by this Agreement, the Purchaser is not relying on any information other than the information contained in this Agreement.

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(b)            Acknowledgment of Certain Risks. The Purchaser acknowledges that the offer and sale of the Securities is being made by means of and in reliance upon the representations made by the Company in the public filings, projection, or any other document. The Purchaser understands and has independently evaluated the merits and risks of an investment in the Company and the acquisition of the Securities. The Purchaser acknowledges that: (i) THE PURCHASE OF THE SECURITIES IS A SPECULATIVE INVESTMENT AND INVOLVES A HIGH DEGREE OF RISK; (ii) no federal or state agency has made any finding or determination as to the fairness of such investment or any recommendation or endorsement of it; (iii) there is not and will not be in the foreseeable future a market for the sale of the Securities by the Purchaser; (iv) the Company’s ability to execute on its Business Plan may be dependent on the Company’s ability to secure additional financing, and there are no existing arrangements with respect to obtaining such financing; (vi) the Purchaser has read and comprehends the Risk Factors set forth in the public filings and is purchasing the Securities fully cognizant of these risks and is willing to assume these risks.

(c)            Reliance On Own Advisors and Own Judgment. The Purchaser has relied solely upon the advice of the Purchaser’s own tax, financial and legal advisors with respect to the tax, financial and legal aspects of this investment, and exclusively on the Purchaser’s own judgment and the judgment of the Purchaser’s advisors as to the merits of the investment.

(d)            Entire Agreement. The Purchaser acknowledges and represents that (i) this Agreement and the other Transaction Documents constitute the entire agreement and understanding by and among the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements between the parties or any prior written agreements between the parties; (ii) there are no other oral or written agreements between the parties with respect to the subject matter hereof and thereof; (iii) the Company is making no statement, representation, warranty or claim to the Purchaser except those set forth in Article 3; and (iv) in making an investment decision, the Purchaser is not relying upon any representation, warranty, statement or claim by the Company or its officers, directors, agents, or advisors except those set forth in Article 3.

4.4.          No General Solicitation. The Purchaser acknowledges that no general solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) has been received by the Purchaser and that no public solicitation or advertisement with respect to the offering of an investment interest in the Company has been made to the Purchaser.

4.5.          Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out their provisions. All actions on the Purchaser’s part required for the lawful execution and delivery of this Agreement and the other Transaction Documents to which it is a party have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Transaction Documents will be valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

5.             Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows:

(a).           The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Company has all requisite corporate power and authority: (a) to own and operate its properties and assets, (b) to execute, deliver and perform this Agreement, the Note, the Warrant, (this Agreement, the Notes, and the Warrants, collectively, the “Transaction Documents”), (c) to issue and sell the Notes and the Warrants and any and all securities issuable upon conversion or exercise of the Notes or the Warrants and the conversion of any such securities (any and all such securities, the “Securities”), (d) to carry out the provisions of this Transaction Documents, and (e) to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

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(b).           The authorized capital stock of the Company consists of five hundred million (500,000,000) shares of common stock, of which seventy-eight million, five hundred seven thousand, eight hundred seventy-nine 78,507,879 are issued and outstanding on a fully diluted basis. All the Shares are validly issued, fully paid, and nonassessable, and such shares have been so issued in full compliance with all federal and state securities laws.

(c)            The Company has good and marketable title to all its assets and interests in assets, whether real, personal, mixed, tangible, or intangible, which constitute all the assets and interests in assets that are used in the Company’s business. All these assets are free and clear of restrictions on or conditions to transfer or assignment and free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions, except for those disclosed in the Company’s financial statements.

(d)            Use of Proceeds. The Company agrees to use the proceeds of this Offering will be used to create and pursue an uplist to a Senior Exchange Listing of the Company or a Spinco, legal and general working capital.

(e)            Except as specifically set forth herein, the Company or its directors, agents or officers make no other representations or warranties of any manner or type whatsoever with regard to the Company, whether expressed or implied, and Purchaser is purchasing the Note and the Conversion Shares “As-Is” based solely on its own investigation and at its sole risk.

6.             Blue Sky Legends. THE PURCHASER UNDERSTANDS THAT THIS OFFERING HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF ANY OF THE STATES IN WHICH THIS OFFERING IS MADE BECAUSE OF THE COMPANY’S REPRESENTATION THAT IT IS INTENDED TO BE A NON-PUBLIC OFFERING PURSUANT TO THE 1933 ACT AND RULE 505 OR 506 PROMULGATED THEREUNDER AND THAT IF ALL THE CONDITIONS OF THE ACT AND RULE 505 OR 506 ARE NOT COMPLIED WITH, THE OFFERING WILL BE RESUBMITTED TO THE ATTORNEY GENERAL FOR AMENDED EXEMPTION. THE INVESTOR UNDERSTANDS THAT WHILE THE OFFERING MEMORANDUM WILL BE FILED WITH THE ATTORNEY GENERAL, THE ATTORNEY GENERAL WILL NOT REVIEW IT PRIOR TO ITS ISSUANCE AND USE. NONE OF THE ATTORNEY GENERALS OF THE ABOVE STATES HAVE PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

7.	Miscellaneous.

(a)            Cooperation. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

(b)            Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to Purchaser at his/her address indicated beneath the Purchaser's signature below, and to the Company at the address of its principal corporate offices (attention: President), or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

(c)            Successors and Assigns. Neither party may assign its rights nor delegate its duties under this Agreement.

(d)            Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

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To Company at the address set forth below.

Odyssey Health, Inc. f/k/a Odyssey Group International, Inc.

2300 West Sahara Avenue Suite 800 - #4012

Las Vegas, Las Vegas 89102

Attn:        J. Michael Redmond, Chief Executive Officer

With a copy to:

Joshua D. Brinen, Esq.

Brinen & Associates, LLC

90 Broad Street, Second Floor

New York, New York 10004

Telephone (212) 330-8151

Facsimile (212) 227-0201

www.brinenlaw.com

jbrinen@brinenlaw.com

To Purchaser at the address set forth below.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if faxed or emailed.

(e)            Counterparts and Facsimile Signatures. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same Agreement. The parties shall be entitled to sign a facsimile copy of this Agreement which shall be binding on the party signing by facsimile. Any party signing by facsimile agrees to promptly execute and deliver to the other parties an original signed Agreement.

(f)             Review; Interpretation. Each party to this Agreement has carefully reviewed this Agreement, is familiar with the terms and conditions herein, and was advised by legal counsel of his or its own choice with respect thereto. This Agreement is the product of negotiation among the parties hereto and is not to be interpreted or construed against any party hereto.

(g)           Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof.

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(h)            Legal Invalidity. If any part or provision of this Agreement is or shall be deemed violative of any applicable laws, rules or regulations, such legal invalidity shall not void the Agreement, or affect the remaining terms and provisions of this Agreement, and the Agreement shall be construed and interpreted to comport with all such laws, rules or regulations to the maximum extent possible.

(i)             Amendments. No waiver of any provision of this Agreement or amendment or modification of Agreement shall be effective in any way unless the same is in writing and signed by the party to be charged.

(j)             Governing Law. This Agreement and the underlying Note shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective successors and assigns; provided that the Purchaser may not assign this Note, in whole or in part, by operation of law or otherwise. This Agreement and the underlying Note, and any claims arising out of relating to this Agreement and the underlying Note, whether in contract or tort, statutory or common law, shall be governed exclusively by, and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws.

(k)            Jurisdiction. THE BORROWER CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH SHALL BE BROUGHT EXCLUSIVELY IN ANY COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER, BY THE EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. THE BORROWER AGREES THAT PERSONAL JURISDICTION OVER IT MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS BY PERSONAL DELIVERY OR OVERNIGHT COURIER AT THE ADDRESS PROVIDED IN SECTION 15 OF THIS NOTE. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THIS PROVISION, THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON-CONVENIENS OR ANY SIMILAR BASIS.

(l)             Final and Entire Agreement; Integration. This Agreement is the final, entire and exclusive agreement between the parties with respect to the subject matter hereof and supersedes any and all prior agreements, negotiations and communications, oral or written. This Agreement may not be modified or amended except by an instrument in writing executed by the parties hereto.

(m)           Nonliability. The parties agree that, in the event any party is a corporation or limited liability company, neither the directors, officers, employees, shareholders, members or managers, nor any agents of any such entity shall have any personal liability or obligation hereunder whatsoever, and that each party shall not seek to assert any claim or enforce any of its rights hereunder against such directors, officers, employees, shareholders, members, managers or agents, whether disclosed or undisclosed. This provision is a material consideration for the parties' execution of this Agreement.

(n)            Authority. The persons signing this Agreement represent and warrant that they have the authority to bind their principals to this Agreement.

(o)           Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement for the maximum time allowable by applicable law.

(p)            Waiver. No failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party hereto at law, in equity or otherwise. Any waiver of any provision of this Agreement, and any consent to any departure by either party from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by both parties and (ii) only in the specific instance and for the specific purpose for which made or given.

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(q)            Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(r)             Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

(s)            Customer Identification–USA Patriot Act Notice. The Purchaser hereby notifies the Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and the Purchaser’s policies and practices, the Company is required to obtain, verify and record certain information and documentation that identifies the Company, which information includes the name and address of the Seller and such other information that will allow the Purchaser to identify the Company in accordance with the Act. The parties agree to comply with the provision set forth in the Act, in addition to any Requirement of Law regarding the transaction contemplated herein, including without limitation, applicable tax treaties.

(t)             Transaction Fees. Each party shall be responsible for its own attorneys’ fees and other costs and expenses associated with documenting and closing the transaction contemplated by this Agreement.

(u)            Attorneys’ Fees. In any litigation, arbitration, mediation, or other legal proceeding, in law or in equity to enforce or interpret the terms of this Agreement or any other document contemplated hereby, the Prevailing Party (as defined hereafter) shall be entitled to recover its costs, including any costs of arbitration or mediation, and reasonable attorney’s fees and paralegal fees in addition to any other relief to which such party may be entitled. “Prevailing Party” shall mean the party in any litigation or enforcement action that prevails in the highest number of final rulings, counts or judgments adjudicated by a court of competent jurisdiction.

(w)           Waiver of Jury Trial. To the extent permitted by applicable law, each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(v)           Construction and Interpretation.

(i)             For purposes of this Agreement, whenever the context requires, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(ii)            Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party, whether under any rule of construction or otherwise. No party to this Agreement shall be considered the draftsman. The parties acknowledge and agree that this Agreement has been reviewed, negotiated, and accepted by all parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words used so as fairly to accomplish the purposes and intentions of all parties hereto.

(iii)           As used in this Agreement, the words ‘‘include’’ and ‘‘including,’’ and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words ‘‘without limitation.’’

(iv)           Except as otherwise indicated, all references in this Agreement to ‘‘Articles,’’ ‘‘Sections,’’ ‘‘Schedules’’ and ‘‘Exhibits’’ are intended to refer to an Article or Section of, or Schedule or Exhibit to, this Agreement.

(v)            Except as otherwise indicated, all references (i) to any agreement (including this Agreement), contract or Law are to such agreement, contract or Law as amended, modified, supplemented or replaced from time to time, and (ii) to any Governmental Entity include any successor to that Governmental Entity.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Odyssey Health, Inc. f/k/a Odyssey Group International, Inc.:

By: ______________________

[Signature]

Name:      J. Michael Redmond

Title:       Chief Executive Officer

Address: 2300 West Sahara Avenue Suite 800 - #4012

Las Vegas, Nevada 89102

Purchaser:

_________________________

[Signature]

Name:     ________________

Address: ________________

________________

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